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                                                                 EXHIBIT 10.7





                              EMPLOYMENT AGREEMENT

                         DATED AS OF SEPTEMBER 19, 1996

                                     BETWEEN

                         LEOPOLD STYLING PRODUCTS, INC.

                                       AND

                                DAVID E. ZIEGLER

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT ("Agreement") is made this 19th day of September, 1996, by and between LEOPOLD STYLING PRODUCTS, INC., a Delaware corporation (hereinafter called "Employer") and DAVID E. ZIEGLER (hereinafter called ("Employee").

                              W I T N E S S E T H:

         Employer desires to employ Employee and Employee desires to accept such employment, all on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth in this Agreement, the parties hereto agree as follows:

         1. EMPLOYMENT. Employer hereby employs Employee, and Employee hereby accepts such employment, as Chief Financial Officer of Employer and in such other capacities and for such other duties and services as shall from time to time be mutually agreed upon by Employer and Employee.

         2. FULL TIME OCCUPATION. Employee shall devote Employee's entire business time, attention and efforts to the performance of Employee's duties under this Agreement, and shall serve Employer faithfully and diligently and shall not engage in any other employment while employed by Employer.

         3. COMPENSATION AND OTHER BENEFITS.

                 (a) SALARY. Beginning upon completion of the initial public offering of Employer's common stock (the "IPO"), Employer shall pay to Employee, as full compensation for the services rendered by Employee, during Employee's employment under this Agreement, a salary at a rate of $140,000 for the first year, 165,000 for the second year, and $190,000 per annum for the remaining term of this Agreement to be paid in equal monthly installments, or in such other periodic installments upon which Employer and Employee shall mutually agree.

                 (b) ANNUAL BONUS. Employer shall be eligible to participate in a bonus pool established and administered in the sole discretion of the Board of Directors of Employer or by a committee appointed by the Board of Directors for the payment of annual bonuses to senior officers ("Bonus Pool"). Employer will have the right but not the obligation to establish a Bonus Pool. Employee will be eligible to receive an annual bonus to be determined by the Board of Directors in its discretion.
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                 (c) SIGNING BONUS. Employee will receive a one-time $20,000 bonus payment upon the successful completion of the IPO. Except for the bonus provided for in this subparagraph 3(c) and stock options being granted to Employee, Employee shall receive no compensation for the period beginning on September 19, 1996 and ending on the IPO.

                 (d) AUTOMOBILE ALLOWANCE. Employer will pay Employee a $300.00 automobile allowance payable monthly during the first year and a $400.00 automobile allowance payable monthly during the remainder of the term of Employee's employment hereunder .

         (e) INSURANCE AND OTHER BENEFITS.

                  (i) Employee shall be entitled to participate in or receive benefits under all employee and executive benefit plans or arrangements and prerequisites of employment, including without limitation, plans or arrangements providing for health and disability insurance coverage, life insurance for the benefit of Employee's beneficiaries, deferred compensation and pension benefits, all at the highest level that is available through Employer to other senior officers of Employer subject to the same terms and conditions as apply to such other senior officers.

                  (ii) Employee shall be entitled to receive not less than three weeks paid vacation per year.

                 (f) REIMBURSEMENT. Employer shall reimburse Employee for all reasonable travel and entertainment expenses and other ordinary and necessary business expenses incurred by Employee in connection with the initial public offering of Employer; provided, however, that Employee shall not incur such expenses in an amount in excess of $5,000 during any month without written authorization from Employer. The term "business expenses" shall not include any item not deductible by Employer for federal income tax purposes. To obtain reimbursement, Employee shall submit to Employer receipts, bills or sales slips for the expenses incurred. Reimbursements shall be made by Employer monthly within 10 days of presentation by Employee of evidence of the expenses incurred.

         4. TERM OF EMPLOYMENT.

                 (a) EMPLOYMENT TERM. The term of Employee's employment hereunder shall commence on September 19, 1996 and shall continue until September 19, 2000 and from year to year thereafter, unless and until terminated by either party giving written notice to the other not less than 60 days prior to the end of the then current term.

                  (b) TERMINATION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding anything to the contrary herein contained:

                          (i) Employee's employment shall be automatically
terminated, without notice, effective upon the date of Employee's death;

                          (ii) If Employee shall fail, for a period of more than
30 consecutive days, or for 30 days within any 60 day period, to perform any of Employee's duties under this Agreement as the result of illness or other incapacity, Employer may, at its option, upon notice to Employee, terminate Employee's employment effective on the date of that notice;

                          (iii) If Employee shall breach or violate any of the
provisions of this Agreement, or fail to perform in a manner reasonably satisfactory to Employer any of the duties required of Employee and such breach, violation or failure shall continue for a period of 10 days after Employer shall have given Employee written notice specifying the nature thereof in reasonable detail, Employer may, at its option, upon notice to Employee, terminate Employee's employment effective on the date of that notice.

                          (iv) Employer may terminate Employee's employment at
any time without cause by giving 30 days prior written notice thereof.

                 (c) PAYMENTS UPON TERMINATION. In the event Employer terminates Employee's employment pursuant to subparagraph 4(b)(iv), Employer shall be obligated to pay Employee as liquidated damages Employee's salary pursuant to subparagraph 3(a), excluding any additional stock options, for (i) 90 days after such termination, if such termination occurred on or before the second anniversary of the IPO or (ii) 180 days after such termination, if such termination occurred after the second anniversary of the IPO. Employer shall pay such liquidated damages in installments in accordance with subparagraph 3(a) hereof. Employee shall receive no further compensation after the termination of Employee's employment as a result of any other circumstances.

         5. COMPETITION AND CONFIDENTIAL INFORMATION.

                 (a) INTERESTS TO BE PROTECTED. The parties acknowledge that during the term of Employee's employment with Employer, Employee will perform essential services for Employer. Employee will be exposed to, have access to, and be required to work with, a considerable amount of Confidential Information (as defined below). The parties also expressly recognize and acknowledge that the personnel of Employer have been trained by, and are valuable to, Employer and that if Employer must hire new personnel or retrain existing personnel to fill vacancies, it will incur substantial expense in recruiting and training such personnel. The parties expressly recognize that should Employee compete with Employer in any manner whatsoever, it could seriously impair the good will and diminish the value of Employer's business. The parties acknowledge that this covenant has an extended duration; however, they agree that this covenant is reasonable and it is necessary for the protection of Employer, its stockholders and employees. For these and other reasons, and the fact that there are many other employment opportunities available to Employee if he should terminate his employment, the parties are in full and complete agreement that the following restrictive covenants are fair and reasonable and are freely, voluntarily and knowingly entered into. Furthermore, each party was given the opportunity to consult with independent legal counsel before entering into this Agreement.

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
                 (b) NON-COMPETITION. During the term of Employee's employment with Employer and for the period ending 12 months after the termination of Employee's employment with Employer, regardless of the reason therefor, Employee shall not (whether directly or indirectly, as owner, principal, agent, stockholder, director, officer, manager, employee, partner, participant, or in any other capacity) engage or become financially interested in any competitive business conducted within the Restricted Territory or solicit, canvas or accept, or authorize any other person, firm or entity to solicit, canvas or accept, from any customers of Employer, any business within the Restricted Territory for Employee or for any other person, firm or entity. As used herein, customers of Employer shall mean any persons, firms or entities that purchased goods or services from Employer during the period of Employee' s employment with Employer; competitive business shall mean any business which sells or provides or attempts to sell or provide products or services the same as or substantially similar to the products or services sold or provided by Employer; and the Restricted Territory shall mean any area in which Employer conducts business.

                 (c) NON-SOLICITATION OF EMPLOYEES. During the term of Employee's employment and for a period of 12 months after the termination of Employee's employment with Employee, regardless of the reason therefor, Employee shall not directly or indirectly, for himself, or on behalf of, or in conjunction with, any other person(s), company, partnership, corporation, or governmental entity, seek to hire, and/or hire any of Employer's personnel or employees for the purpose of having such employee engage in services that are the same, similar or related to the services that such employee provided for Employer.

                 (d) CONFIDENTIAL INFORMATION. Employee shall maintain in strict secrecy all confidential or trade secret information relating to the business of Employer (the "Confidential Information") obtained by Employee in the course of Employee's employment, and Employee shall not, unless first authorized in writing by Employer, disclose to, or use for Employee's benefit or for the benefit of any person, firm or entity at any time either during or subsequent to the term of Employee's employment, any Confidential Information, except as required in the performance of Employee's duties on behalf of Employer. For purposes hereof, Confidential Information shall include without limitation any trade secrets, knowledge or information with respect to processes, inventions, formulae, machinery, manufacturing techniques or know-how; any business methods or forms; any names or addresses of customers or data on customers or suppliers; and any business policies or other information relating to or dealing with the purchasing, sales or distribution policies or practices of Employer.

                 (e) RETURN OF BOOKS AND PAPERS. Upon the termination of Employee's employment with Employer for any reason, Employee shall deliver promptly to Employer all catalogues, manuals, memoranda, drawings, and specifications; all cost, pricing and other financial data; all customer information; all other written or printed materials which are the property of Employer (and any copies of them); and all other materials which may contain Confidential Information relating to the business of Employer, which Employee may then have in Employee's possession whether prepared by Employee or not.

                 (f) DISCLOSURE OF INFORMATION. Employee shall disclose promptly to Employer, or its nominee, any and all ideas, designs, processes and improvements of any kind relating to the business of Employer, whether patentable or not, conceived or made by Employee, either alone or jointly with others, during working hours or otherwise, during the entire period of Employee's employment with Employer, or within six months thereafter.

                 (g) ASSIGNMENT. Employee hereby assigns to Employer or its nominee, the entire right, title and interest in and to all discoveries and improvements, whether patentable or not, which Employee may conceive or make during Employee's employment with Employer, or within six months thereafter, and which relate to the business of Employer.

                 (h) EQUITABLE RELIEF. In the event a violation of any of the restrictions contained in this paragraph is established, Employer shall be entitled to preliminary and permanent injunctive relief as well as damages and an equitable accounting of all earnings, profits and other benefits arising from such violation, which right shall be cumulative and in addition to any other rights or remedies to which Employer may be entitled. In the event of a violation of any provision of subparagraph (a), (d) or (e) of this paragraph, the period for which those provisions would remain in effect shall be extended for a period of time equal to that period beginning when such violation commenced and ending when the activities constituting such violation shall have been finally terminated in good faith.

                 (i) RESTRICTIONS SEPARABLE. Each and every restriction set forth in this paragraph is independent and severable from the others, and no such restriction shall be rendered unenforceable by virtue of the fact that, for any reason, any other or others of them may be unenforceable in whole or in part.

         6. MISCELLANEOUS.

                 (a) NOTICES. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt or when deposited in the United States mails, first class postage prepaid, addressed as set forth below:

                          (i)      If to Employer:

                                   One East Camelback Road
                                   Suite 1100
                                   Phoenix, Arizona  85012
                                   Attention: Sam Leopold
                                   with a copy to:

                                   O'Connor, Cavanagh, Anderson,
                                     Killingsworth & Beshears, P.A.
                                   One East Camelback Road
                                   Phoenix, Arizona 85012
                                   Attention:  Robert S. Kant, Esq.

                          (ii)     If to Employee:

                                   7033 Midcrest
                                   Dallas, Texas  75240

Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this paragraph for the giving of notice.

                 (b) INDULGENCES. Neither any failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.

                 (c) CONTROLLING LAW. This Agreement and all questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed in accordance with the laws of the State of Arizona, notwithstanding any Arizona or other conflict-of-interest provisions to the contrary.

                 (d) BINDING NATURE OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns except that no party may assign or transfer such party's rights or obligations under this Agreement without the prior written consent of the other party.

                 (e) EXECUTION IN COUNTERPART. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of the parties reflected hereon as the signatories.

                 (f) PROVISIONS SEPARABLE. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

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
                 (g) ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements and conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

                  (h) PARAGRAPH HEADINGS. The paragraph headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

                 (i) GENDER. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

                 (j) NUMBER OF DAYS. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or holiday, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or holiday.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       EMPLOYER:

                                       LEOPOLD STYLING PRODUCTS, INC.

                                       By: _____________________________________

                                       Name: ___________________________________

                                       Its: ____________________________________

                                       EMPLOYEE:

                                       _________________________________________
                                       David E. Ziegler

                                        7
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                                   EXHIBIT 4.1

                                STOCK CERTIFICATE

Stock Certificate with a Certificate No., the number of shares and the Styling Technology Corporation emblem, with the following text:

"Styling Technology Corporation, incorporated under the laws of Delaware, CUSIP No. 863905 10 5. The Corporation is authorized to issue 10,000,000 shares of Common Stock, par value $.0001 each. This certifies that ________________ is the registered holder of ________ shares of the Common Stock of Styling Technology Corporation, transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. In witness whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this _____ day of _______, 19___."

Countersigned and Registered:

CORPORATE STOCK TRANSFER, INC.                   STYLING TECHNOLOGY CORPORATION

_____________________________                    _______________________________
Secretary                                        President

                                                 Corporate Seal

Back of Certificate:  various abbreviations and the language:

"THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED.

For value received, ____________ hereby sell, sign and transfer unto _____________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated: ___________________________, 19 __.

In presence of __________________________.

Notice: The signature of the Assignment must correspond with the name as written upon the face of the Certificate and every particular without alteration or enlargement or any change whatever. Social security or other identifying number of Assignee."

THIS OFFERING IS BEING MADE PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE ACTS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED.

SEPTEMBER 9, 1996                                                    $400,000.00
                                                                      ----------

                    NON-NEGOTIABLE UNSECURED PROMISSORY NOTE

         FOR VALUE RECEIVED, LEOPOLD STYLING PRODUCTS, INC., a Delaware corporation ("Maker"), hereby promises to pay to HOLDEN HOLDINGS LIMITED, a company organized under the Republic of Ireland ("Payee"), the principal sum of Four Hundred Thousand and 00/100 Dollars ($400,000.00) in lawful money of the United States, together with simple interest thereon at the Interest Rate (as hereinafter defined).

         1. INTEREST. The principal balance hereof shall bear interest at a rate of 10% per annum (the "Interest Rate") computed on a 360-day year and 30-day month basis.

         2. PAYMENTS. The principal sum of this Note together with the interest due hereunder shall be due and payable in full on the date (the "Due Date") that is the first to occur of (a) January 31, 1997 or (b) ten (10) business days following the successful consummation of the acquisitions by Maker of Gena Laboratories, Inc., the Body Drench division of Designs by Norvell, Inc., JDS Manufacturing, Inc., and Styling Research, Inc. (collectively, the "Acquisitions").

                  All amounts due hereunder shall be payable to the order of ______________________________________________________________, or at such other place as Payee may from time to time designate in writing to Maker. Maker shall not be deemed in default of this Note unless Maker has failed to make any payment due hereunder and has failed to cure such nonpayment within seven (7) days following the date Maker receives notice in writing from Payee (the "Default Notice") demanding payment of such unpaid installment.

         3. COMMON STOCK. In addition to the payments due hereunder, upon the consummation of an initial public offering ("IPO") of Maker's common stock pursuant to a registration statement filed by Maker under the Securities Act of 1933 (the "Act") or a private placement for cash of Maker's Common Stork, Maker shall deliver to Payee (i) the number of shares of Maker's common stock (the "Shares") determined by dividing one-half (1/2) of the principal sum of this Note by the initial public offering price per share and (ii) warrants to purchase a like number of shares of Common Stock at an exercise price equal to 125% of such public or private offering price per share during the two-year period commencing with the issuance of the warrants (the "Warrants").

         4.       REGISTRATION RIGHTS.  For purposes of this Section 4:

                  (A)      DEFINITIONS.

                           (i) The terms "register", "registered", and
"registration" refer to a registration effected by preparing and filing a registration statement on Form S-1 or Form SB-2 or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document;

                           (ii) The term "Registrable Securities" means the
shares of Common Stock issuable in accordance with Section 3 above and the shares of Common Stock issuable pursuant to the exercise of the Warrants issuable in accordance with Section 3 above; and

                           (iii) The term "Holder" means Payee.

                  (B)      DEMAND REGISTRATION.

                           (i) At any time during the six-month period
commencing 120 days after Maker has completed an IPO of its Common Stock, the holders of fifty percent (50%) or more of the Registrable Securities may demand that Maker prepare and file a registration statement covering all of the Registrable Securities. In such event, Maker shall promptly give each Holder notice of Maker's intent to prepare and file such a registration statement. Notwithstanding the foregoing, Maker shall have no obligation to prepare and file a registration statement under this Section 4(b) at any time the Company has given Holders notice pursuant to Section 4(c) below of the Company's proposal to register securities and is undertaking in good faith to cause such registration to become effective, or for a period of 180 days following the effective date of any such registration. During any such period, the Holders shall be entitled to exercise the registration rights granted to them under
Section 4(c). The Holders shall be entitled to only one demand registration pursuant to this Section 4(b).

                           (ii) If any Holders intend to distribute Registrable
Securities by means of an underwriting, they shall so notify the Company not later than the date twenty (20) days after the date of the Company's mailing of its notice of intent to prepare and file a registration statement. All Holders proposing to distribute their Registrable Securities through such underwriting shall be responsible for underwriting commissions and fees applicable to the sale of such Holder's securities and shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.

                           (iii) The Company is obligated to effect only one
demand registration pursuant to this Section 4(b).

                  (C) PIGGYBACK REGISTRATION. Commencing after Maker has completed an IPO of its Common Stock, if Maker proposes to register (including for this purpose a registration effected by Maker for stockholders other than Holder) any of its shares of Common Stock under the Act in connection with the public offering of such securities solely for cash (other than a registration of securities to be offered to employees pursuant to an employee benefit plan on Form S-8, a registration in connection with an exchange offer or any acquisition, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), Maker shall give Holder written notice of such proposed registration at least thirty (30) days prior to filing the registration statement respecting such proposed registration. Upon the written request of Holder given within twenty (20) days after mailing of such notice by Maker in accordance with Section 11 hereof, Maker shall cause to be registered under the Securities Act all of the Registrable Securities that Holder has requested to be registered, subject to Sections 4(d) and 4(f) below.

                  (D) INFORMATION CONCERNING HOLDER. It shall be a condition precedent of the obligations of Maker to take any action pursuant to this
Section 4 that Holder shall furnish to Maker such information regarding itself, the Registrable Securities held by Holder, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities.

                  (E) EXPENSES. All expenses incurred in connection with the registration pursuant to this Section 4 (other than underwriter's commissions and fees or any fees of others employed by Holder, including attorneys' fees), including without limitation all registration, filing and qualification fees, printer's and accounting fees, and fees and disbursements of counsel for Maker, shall be borne by Maker.

                  (F) ACCEPTANCE OF UNDERWRITING AGREEMENT. Maker shall not be required under this Section 4 to include any of the Registrable Securities in an underwriting of securities being issued by Maker unless Holder accepts the terms of the underwriting agreement as agreed upon between Maker and the underwriter selected by Maker, and then only in such quantity, if any, as will not, in the opinion of the managing underwriter, jeopardize or in any way reduce the success of the offering by Maker.

                  (G) EXPIRATION OF PIGGYBACK REGISTRATION RIGHTS. Any obligation of Maker to register the Registrable Securities pursuant to Section 4(c) shall expire on the second anniversary of the receipt by Holder of the Shares.

                  5. PREPAYMENT. Notwithstanding anything to the contrary contained in this Note, Maker shall have the right and privilege to prepay all or any part of the unpaid principal balance of this Note and any interest accrued thereon at any time or times without premium or penalty.

         6. WAIVERS. Acceptance by Payee of any payment which is less than the full amount then due and owing hereunder shall not constitute a waiver of Payee's right to receive payment in full at such time or at any prior or subsequent time. No delay or omission on the part of Payee in exercising any right hereunder shall operate as a waiver of such right or any other right under this Note. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any future occasion.

         7. COSTS OF COLLECTION. Maker shall be liable for any and all costs and expenses of collection paid by Payee, including reasonable attorneys' fees, arising by virtue of default of this Note.

         8. ACCELERATION. If Maker is in default of this Note and such default (unless waived in writing by Payee) is not cured within fifteen (15) days of the applicable Default Notice, then and in each and every case, unless the entire then unpaid principal amount of this Note shall have already become due and payable, Payee may, by a notice in writing to Maker (the "Acceleration Notice"), declare the principal of and the accrued interest on this Note to be due and payable within seven (7) days following the date Maker receives the Acceleration Notice.

         9. DEFAULT INTEREST. Maker shall pay interest at the rate of four percent (4%) per annum plus the interest rate borne by this Note on the amount of any principal with respect to which Maker is in default hereunder or which has been declared due but remains unpaid as a result of the application of
Section 7 above and, to the extent that payment of such interest is enforceable under applicable law, upon overdue installments of interest at the same rates to the date of payment.

         10. AMENDMENT. This Note may not be changed, modified or terminated, nor may any provision of this Note be waived except by an agreement in writing signed by the party to be charged.

         11. NOTICES. All notices required or permitted to be given hereunder shall be in writing and shall be deemed given and received when delivered in person, or two (2) business days after being placed in the hands of a courier service (e.g., DHL or Federal Express) prepaid, or faxed provided that a confirming copy is delivered forthwith as otherwise herein provided, addressed as follows:

                  If to Payee:

                           ___________________________
                           ___________________________
                           ___________________________
                           FAX: ______________________

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
                           With a copy to:

                           ___________________________
                           ___________________________
                           ___________________________
                           FAX: ______________________


                  If to Maker:

                           Leopold Styling Products, Inc.
                           One East Camelback Road, Suite 1100
                           Phoenix, Arizona 85012
                           FAX:     (602) 263-2900

                           With a copy to:

                           O'Connor, Cavanagh, Anderson,
                              Killingsworth & Beshears, P.A.
                           One East Camelback Road, Suite 1100
                           Phoenix, Arizona 85012-1656
                           Attention:  Robert S. Kant, Esq.
                           FAX:  (602) 263-2900

and/or to such other respective addresses and/or addressees as may be designated by notice given in accordance with the provisions of this Section 11.

         12. CONSTRUCTION. By acceptance of this Note, Payee acknowledges and agrees that Maker and Payee have each participated in the drafting of this Note and that this Note has been reviewed by the respective legal counsel for such parties and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be applied to the interpretation of this Note. No inference in favor of, or against, any party shall be drawn from the fact that one party has drafted any portion hereof.

         13. SEVERABILITY. If any provision herein shall be unenforceable, such unenforceable provision shall not render the remaining provisions hereof unenforceable or invalid.

         14. CONTROLLING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA, NOTWITHSTANDING THE CONFLICT OF LAW PRINCIPLES OF SUCH STATE.

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
15. ASSIGNMENT. Except as otherwise provided below, this Note inures to the benefit of, and binds, the respective successors and assigns of Payee and Maker. Neither Payee nor Maker may assign or transfer this Note or assign or delegate any of its respective rights or obligations hereunder without the prior written consent of the other party in each instance; provided, however, Maker may assign or transfer this Note to any entity that is controlled by Maker, or is under common control with Maker, and which entity shall assume all of Maker's obligations hereunder with respect to this Note.

         IN WITNESS WHEREOF, the parties have executed this Note as of the date first set forth above.

                                       MAKER:

                                       LEOPOLD STYLING PRODUCTS, INC.

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Its: ____________________________________

         The undersigned hereby accepts and agrees to be bound by the above terms and conditions.

                                     PAYEE:

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Its: ____________________________________

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